SUPPLEMENT DATED JUNE 23, 2025 TO THE CURRENT SUMMARY AND STATUTORY PROSPECTUSES
AND STATEMENT OF ADDITIONAL INFORMATION FOR:

Invesco EQV Emerging Markets All Cap Fund

(the “Fund”)

Important Notice Regarding Changes in Fund Name and Investment Strategies

The purpose of this supplement is to provide you notice of changes to the current Summary and Statutory Prospectuses and Statement of Additional Information (“SAI”) of the above referenced Fund. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and Statement of Additional Information and retain it for future reference.

The Board of Trustees (the “Board”) of AIM Investment Funds (Invesco Investment Funds) (the “Trust”) approved changes to the name (renaming the Fund “Invesco Emerging Markets ex-China Fund”) and 80% investment policy of the Fund to reflect the Fund’s revised focus as an emerging markets, excluding China, fund. Shareholders of the Fund should be aware that the changes outlined below will be effectuated on June 23, 2025 or on or about August 22, 2025, as applicable.

In connection with these changes, the Fund may experience a higher than normal portfolio turnover rate, which may result in increased transaction costs and potentially increased capital gain distributions to shareholders.

Effective June 23, 2025:

1.	The following information is removed from the “Principal Investment Strategies of the Fund” and “Objective(s) and Strategies” sections of the Summary and Statutory Prospectuses:

The Fund invests primarily in securities of issuers that are considered by the Fund's portfolio managers to have potential for earnings or revenue growth.

2.	The following information replaces the last three paragraphs under the heading “Principal Investment Strategies of the Fund” in the Summary and Statutory Prospectuses and the twelfth through fourteenth paragraphs under the heading “Objective(s) and Strategies” in the Statutory Prospectus:

In selecting investments for the Fund, the portfolio managers evaluate investment opportunities on a company-by-company basis. This approach includes fundamental analysis of a company’s financial statements, management record, capital structure, operations, product development, and competitive position in its industry. The portfolio managers seek to take advantage of inefficiencies in the market and to buy shares of companies that they believe are trading below their intrinsic value. The portfolio managers seek to hold a diverse mix of industries and countries to help reduce the risks of foreign investing, such as currency fluctuations and stock market volatility. The portfolio managers may invest in companies of different capitalization ranges in any developing market country. The portfolio managers monitor individual issuers for changes in the factors above, which may trigger a decision to sell a security.

3.	“Growth Investing Risk” is removed from the Summary and Statutory Prospectuses.

4.	The following information replaces in its entirety the information appearing under the heading “Management of the Fund” in the Summary and Statutory Prospectuses:

Investment Adviser: Invesco Advisers, Inc. (Invesco or the Adviser)

Investment Sub-Adviser: Invesco Asset Management Limited (Invesco Asset Management or the Sub-Adviser)

Portfolio Managers	Title	Length of Service on the Fund
James McDermottroe	Portfolio Manager	2025
Charles Bond	Portfolio Manager	2025
Matthew Pigott	Portfolio Manager	2025

5.	The following information replaces in its entirety the information appearing under the heading “Fund Management – The Adviser(s) – Sub-Advisers” in the Statutory Prospectus:

Invesco Asset Management Limited (Invesco Asset Management) serves as the Fund’s investment sub-adviser. Invesco Asset Management, an affiliate of the Adviser, is located at Perpetual Park, Perpetual Park Drive, Henley-on-Thames, Oxfordshire, RG9 1HH, United Kingdom. Invesco Asset Management has been managing assets on behalf of consumers, institutional clients and institutional professionals through a broad product range, including investment companies with variable capital, investment trusts, individual savings accounts, pension funds, offshore funds and other specialist mandates since 1969, the year Invesco Asset Management was incorporated. Invesco Asset Management provides portfolio management services to the Fund.

In addition, Invesco has entered into one or more Sub-Advisory Agreements with certain affiliates to serve as sub-advisers to the Fund (the Sub-Advisers). Invesco may appoint the Sub-Advisers from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund. The Sub-Advisers and the Sub-Advisory Agreements are described in the SAI

6.	The following information replaces in its entirety the information appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectus:

Investment management decisions for the Fund are made by the investment management teams at Invesco and Invesco Asset Management.

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

■  James McDermottroe, Portfolio Manager, who has been responsible for the Fund since 2025 and has been associated with Invesco Asset Management and/or its affiliates since 2013.

■  Charles Bond, Portfolio Manager, who has been responsible for the Fund since 2025 and has been associated with Invesco Asset Management and/or its affiliates since 2012.

■  Matthew Pigott, Portfolio Manager, who has been responsible for the Fund since 2025 and has been associated with Invesco Asset Management and/or its affiliates since 2022. Prior to joining Invesco Asset Management, Mr. Pigott was an investment analyst and Assistant Fund Manager at Jupiter Asset Management Limited from 2017 to 2022.

More information on the portfolio managers may be found at www.invesco.com/us. The website is not part of this prospectus.

The Fund's SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

7.	Brent Bates, Borge Endresen, Mark Jason and Steven Rivoir will no longer serve as Portfolio Managers of the Fund. All references to Messrs. Bates, Endresen, Jason and Rivoir are hereby removed from the Fund’s Summary and Statutory Prospectuses and SAI.

Effective on or about August 22, 2025:

1.	The Fund is renamed “Invesco Emerging Markets ex-China Fund.”

2.	The following information regarding the Fund’s new 80% investment policy replaces in its entirety similar information appearing in the strategies sections of the Fund’s Summary and Statutory Prospectuses:

The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers in emerging markets countries, i.e., those that are generally in the early stages of their industrial cycles, excluding China, and in derivatives and other instruments that have economic characteristics similar to such securities.

3.	The following information regarding the Fund’s investments in China is removed from the strategies sections of the Fund’s Summary and Statutory Prospectuses:

The Fund’s common stock investments also include China A-shares (shares of companies based in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange).

4.	The risk factor titled “Asia Pacific Region Risk (ex-Japan)” is removed from the Fund’s Summary and Statutory Prospectuses.

5.	The MSCI Emerging Markets ex China Index is added as the Fund’s style-specific benchmark. Accordingly, the following information is added to the Average Annual Total Returns table appearing under the heading “Performance Information” in the Fund’s Summary and Statutory Prospectuses:

	1 Year	5 Years	10 Years
MSCI Emerging Markets ex China Index (Net) (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	3.56%	4.45%	4.73%

6.	The Fund’s 80% investment policy under the “Description of the Funds and Their Investments and Risks — Fund Policies — Non-Fundamental Restrictions” section of the SAI is replaced with the following:

Invesco Emerging Markets ex-China Fund invests, under normal circumstances, at least 80% of its assets in securities of issuers in emerging markets countries, i.e., those that are generally in the early stages of their industrial cycles, excluding China.

DVM-SUMSTATSAI-SUP 062325